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                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board on New York, Inc.
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Agreement of Lease, made as of this 5th day of March 1998, between 149 Fifth
Avenue Corporation, a New York corporation with offices c/o William Colavito, Inc., 510 Madison Avenue, New York, NY 10022 party of the first part, hereinafter referred to as OWNER, and iVILLAGE, INCORPORATED, a Delaware Corporation, with offices at 170 Fifth Avenue N.Y., NY 10010 party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner The westerly Portion of the second (2nd) floor as shown in blue on the plan attached hereto and forming a part of this lease. (5500 square feet) in the building known as 149 Fifth Avenue, thru to and including 921-5 Broadway in the Borough of Manhattan, City of New York, for the term of TWO (2) YEARS & 1/2 MONTHS (or until such term shall sooner cease and expire as hereinafter provided) to commence on the 15th day of March nineteen hundred and Ninety-Eight, and to end on the 31st day of March Two Thousand both dates inclusive, at an annual rental rate of ONE HUNDRED TEN THOUSAND ($110,000.00) DOLLARS which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner on such or such place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first __ monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent: 1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy: 2. Tenant shall use and occupy demised premises for offices for its internet web site business provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent not to be unreasonably withheld or delayed. Subject to prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as necessary and as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, taking into regard ordinary wear and tear repair and restore the premises to the condition existing prior to installation and repair any material damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-strucutural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefore. If the demised premises be or become infested with vermin as a direct result of action or inaction by tenant, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence and with best efforts, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid not attributable to ordinary wear and tear. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any non-material failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's solo cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or


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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will substantially increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. Tenant shall be entitled to conduct an independent audit to determine an increase in Owner's insurance rate, proposed increase, if any, and if the audit reveals less than owner's proposed increase, Tenant's independent audit rate shall apply to said increase, if any. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may reasonably request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent as applicable, until such repair shall be completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of the lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (c) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtunances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance not to be unreasonably withheld or delayed. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case my be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall no exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The reasonable change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. However, the Owner agrees to make its best effort to expedite such work and perform same in a diligent and unobtrusive manner. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon


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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided best efforts are exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may upon prior notice to Tenant enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, and such act shall have no effect on this lease or Tenant's obligation hereunder.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit. See Art. 57.

Bankruptcy:

16: (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by either party by sending of a written notice to the other party within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming as the debtor; or (2) the making by the other party of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted" or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided. (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach by Tenant of any of the covenants or provisions hereof, Owner may have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity.

Fees and Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after reasonable notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, make any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may reasonably deem necessary for the security of the building and its occupants. However, the Owner agrees to make it's best effort to expedite such work and perform same in a diligent and unobtrusive manner.

No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

26. Waiver of Trial by Jury:

   (Text Omitted)

   Inability to Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes Owner may install a water meter and thereby reasonably and proportionately measure Tenant's water consumption for all other purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, % ($ ) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, due to Tenant's tenancy or use of the demised premises Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $___, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

31. As long as Tenant is not in material or material monetary default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have at least one (1) passenger elevator in service at all other times; (b) if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or Corporation approved by Owner. Tenant shall pay to Owner the reasonable cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security:

32. Tenant has deposited with Owner the sum of $18,333.32 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant material defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any material rent and additional rent or any other sum to which Tenant is in material default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default with respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant within fourteen (14) days after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of the sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent or any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of any additional Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant within thirty (30) days of receipt of such amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgement (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

----------
>Space to be filled in or deleted.

ATTACHED hereto is Rider containing Articles No. 41 to 56 incl., which are incorporated with and made a part of this lease.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                          WILLIAM COLAVITO, INC., AAF
Witness for Owner:                        149 FIFTH AVENUE CORPORATION
                                                                   (CORP. SEAL)

/s/ ILLEGIBLE                             BY: /s/ STEVEN T. COLAVITO     [L.S.]
------------------------------                ---------------------------
                                              Steven T. Colavito, Vice President

Witness for Tenant                        iVILLAGE, INC.
                                               Steve Elkes, VP. Finance/legal
                                                                   (CORP. SEAL)
/s/ Aimee Feuer                           BY: /s/ Steve Elkes            [L.S.]
------------------------------                ---------------------------
                                              Please print name & title

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated March 5, 1998

between                               149 FIFTH AVENUE CORPORATION, Owner
                                      and-
                                      iVILLAGE INC. Tenant,

Westerly portion of the second floor  149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

41. It is mutually understood and agreed that Tenant herein will obtain its electricity for the demised premises through the presently existing wiring and equipment servicing the demised premises, either on a "submetering" basis or on a "rent inclusion" basis. Initially, the parties agree, electricity distribution shall be on a "submetering" basis, utilizing existing submeter(s) serving the Floor, however if for any reason beyond the Owner's control, including action by government or other authority asserting jurisdiction over the matter tenant can no longer obtain its electricity supply on a "submetering" basis, then and in such events Owner will redistribute to Tenant the electricity for the demised premises, on a "rent inclusion" basis, as hereinafter provided for in this article.

(A) Submetering: If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at Landlord's Cost (as hereinafter defined), for Tenant's submetered electricity consumption plus 10% thereof. Where more than one meter measures the service of Tenant in the Building, the KWHR and the KW recorded by each meter shall be added, and billed as if billed from a single meter. Bills therefor shall be rendered at such time as Landlord may elect and the amount, as computed from a meter or meters and determined by Landlord's electrical consultant, in accordance with this Article, shall be deemed to be, and be paid as, additional rent

Landlord's Cost for such redistributed electricity shall be equal to Landlord's Cost Rates (as hereinafter defined) for the relevant billing period multiplied by Tenant's electricity consumption (i.e., energy and demand) based on the meter readings as herein provided.

(B) Landlord's Cost Rates Shall be determined as follows:

Landlord's Electricity Consumption Cost", (Landlords' cost per KWHR) for any given Utility Billing Period, shall mean the amount arrived at by dividing (i) Landlord's KWHR cost, as indicated on the applicable utility bill (inclusive of any taxes, including any taxes included in the computation of said utility bill) for Landlord's Electricity Consumption for said Utility Billing Period, inclusive of any fuel adjustments or rate adjustments contained in said utility bill allocable to Landlord's Electricity Consumption (provided that same have not been included in the computation of Landlord's Electricity Demand Cost), by
(ii) Landlord's Electricity Consumption as indicated on said bill.

"Landlord's Electricity Demand Cost", (Landlord's cost per KW) for any given Utility Billing Period, shall mean the amount arrived at by dividing (i) Landlord's KW cost, as indicated on the applicable utility bill (inclusive of any taxes, including any taxes included in the computation of said utility bill) for Landlord's Electricity Demand for said Utility Billing Period, inclusive of any rate adjustments contained in said utility bill allocable to Landlord's Electricity Demand (provided that same have not been included in the computation of Landlord's Electricity Consumption cost), by (ii) Landlord's Electricity Demand as indicated on said bill. For purposes of determining Landlord's Electricity Consumption Cost and Landlord's Electricity Demand Cost, each amount appearing on any utility bill for demand, energy, fuel or rate adjustments shall be taken into account (where it cannot be determined from the utility bill whether such amount related to consumption or to demand, it shall be deemed to relate to demand).

"Utility Billing Period" shall mean the respective period of electricity consumption and demand for which Landlord is charged on each successive bill from the utility company furnishing electricity to the Building.




For purposes of this Article, the following terms shall have the following meanings:

================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated March 5, 1998

between                               149 FIFTH AVENUE CORPORATION, Owner
                                      and-
                                      iVILLAGE INC. Tenant,

Westerly portion of the second floor  149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

     "Landlord's Electricity Consumption", for any given Utility Billing Period, shall mean the number of kilowatt hours of electricity consumed in and for the Building (including common areas, tenantable areas and mechanical areas) during said Utility Billing Period, as indicated on the applicable utility bill.

"Landlord's Electricity Demand", for any given Utility Billing Period, shall mean the number of kilowatts of electricity demanded in and for the Building (including common areas, tenantable areas and mechanical areas) during said Utility Billing Periods, as indicated on the applicable utility bill.

C) Rent inclusion: If and so long as Landlord provides electricity to the demised premises on a rent inclusion basis. Tenant agrees;

     1. The fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Tenant acknowledges and agrees (i) that the fixed annual rents hereinabove set forth in this lease do not yet but are to include an ERIF to compensate Landlord for electrical wiring and other installations necessary for, and for its obtaining and making available to tenant, the redistribution of, electric current as an additional service; and (ii) that such ERIF, which is a portion of the fixed annual rent, shall be subject to periodic adjustments as herein provided..

     2. The ERIF shall be based on a survey of Tenant's consumption of redistributed electricity, made as hereinafter provided, and shall be equal to a sum equal to Landlord's cost ("Landlord's Cost") for such electricity, plus ten percent (10%) thereof. (Landlords Cost for such redistributed electricity shall be equal to Landlord's Cost Rates (as hereinabove defined ) for the relevant billing period (s) multiplied by Tenant's electricity consumption (i.e. ., energy and demand) based on the most recent survey thereof, all as hereinafter provided.) If after the start of the relevant billing period, the cost to Landlord of electricity shall be increased or decreased, by change in Landlord's electric rates or service classifications, or by electricity charges, including changes to in market prices, or by changes in fuel adjustments, or by taxes or charges of any kind imposed on Landlord's electricity purchases, or on Landlord's electricity redistribution, then the ERIF, based on the most recent survey, shall be redetermined, effective as of the date of such change in rates, etc., by Landlord's electrical consultant, in accordance with the provisions hereof.

     3. The parties agree that a reputable, independent electrical consultant, mutually selected by Landlord and Tenant ("electrical consultant") shall by survey determine an estimate of Tenant's demand and energy in order to calculate the ERIF in accordance with this article, and that electrical consultant shall from time to time make surveys in the demised premises of the electrical equipment and fixtures and the use of current in and for such space. The ERIF portion of the fixed annual rent shall theft be appropriately adjusted, effective as of the date of each said survey, and in accordance with the provisions hereof.

     Pending the results of the first survey and determination to be made by Landlord's consultant, as herein provided, Tenant shall pay to Landlord a temporary ERIF at the rate of $2.50 per rentable square foot per year (which temporary charge shall thereafter be adjusted by survey and computations as hereinafter provided), for any portion of the demised premises receiving electricity on a rent inclusion basis. Said temporary payments shall be adjusted between Landlord and Tenant, by appropriate payments thereafter or by rent credits, retroactive to Tenant's commencement of being provided electricity on a rent inclusion basis, Landlord will cause such a survey and determination to be made of the electricity consumption in and for said space: the initial survey's ERIF shall be payable from the date of the start of rent inclusion thereunder. Thereafter, the ERIF shall be adjusted in accordance with surveys and determinations by Landlord's electrical consultant, retroactive to the date of such survey subsequent to the initial survey of the demised premises.



================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated March 5, 1998

between                               149 FIFTH AVENUE CORPORATION, Owner
                                      and-
                                      iVILLAGE INC. Tenant,

Westerly portion of the second floor  149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

     The parties understand and agree that in any survey of Tenant's electricity consumption in and for the demised premises, the consultant's survey results shall be calculated to reflect a proper demand (diversity) factor.

42.  SORTING AND SEPARATION OF REFUSE AND TRASH

(1) Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions, and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse, and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse, and trash shall be placed in separate receptacles reasonably approved by the Owner. Such separate receptacles may, at the Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law.

(2) The Owner reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse, or trash that is not reasonably separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor reasonably satisfactory to the Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on the Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Article, and at Tenant's sole cost and expense, shall indemnify, defend, and hold the Owner harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to the Owner.


43. The Owner shall in no event be responsible for the maintenance or upkeep of any existing installation in the demised premises and/or any installation to be made by the Tenant in the demised premises, except for otherwise provided for herein.


44. The Tenant has examined the demised premises, knows its physical condition, and agrees to accept same "as is"., except the owner shall, at its sole cost and expense do the following work:

1.] Paint the demised premise ( Excluding the ceiling ), as well as the common hallway and bathrooms in a building standard color and manner.

2.] Shampoo and stretch the existing carpet.

3.] Deliver the two (2) existing finished bathrooms in good working order and repair any broken bathroom fixtures.

4.] Deliver the existing ten (10) ton air conditioning unit in good working order and the Owner shall maintain same at its sole cost and expense throughout the term of this lease.

45. In the event that any monthly installment of rent, or any other payment required to be made by Tenant under this Lease shall be overdue, on the tenth
(lOth) day a late charge of two cents ($0.02) for each dollar so overdue may be charged by the Owner for each month, or fraction of each month, from its due date until paid, for the purpose of defraying the expense (exclusive of legal costs) incurred in handling delinquent payments.

46. (a) Tenant covenants and agrees that it will indemnify and save the Owner free and harmless from and against any and all claims, liability, loss or damage, whether for injury to persons or loss of life or damage to property arising out of Tenant's use or occupancy of the demised premises during the term of this Lease caused by or arising out of Tenant's negligence only. Tenant further covenants and agrees that throughout the term of this Lease, it will carry general public liability insurance for the benefit of the Owner, Owner's Agent and Tenant in single limits of $1,000,000.00 .



================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated March 5, 1998

between                               149 FIFTH AVENUE CORPORATION, Owner
                                      and-
                                      iVILLAGE INC. Tenant,

Westerly portion of the second floor  149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

(b) All policies of insurance provided for herein, or certificates, thereof, shall be delivered to the Owner forthwith upon issuance and at least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to the Owner from time to time throughout the Lease term, new policies or certificates of insurance in renewal or replacement thereof, all at Tenant's own cost and expense. If the Tenant shall fail to obtain and deliver such policies and renewals or certificates thereof to the Owner, after fifteen (15) business days notice in writing by the Owner and/or its agent to the Tenant, Owner may procure such insurance and collect from the Tenant the amount of any premiums paid therefor as additional rent payable upon demand.

       (c) The Owner shall at no time be responsible for the payment of any insurance premiums on any of the abovementioned policies and it shall be so stated in any certificates of insurance supplied to the Owner.

47. The Tenant herein has been made aware that the Building is included within the boundaries of the Ladies Mile Historic District, and therefore any alteration or work requiring a Building Department Permit, whether exterior or interior, must receive a Landmark Permit before the Building Department Permit can be issued. The Tenant herein agrees to obtain said permit at its sole cost and expense and Landlord agrees to cooperate with Tenant in connection therewith.

48. Wherever the word "Landlord" shall appear in this Lease, it shall mean "Owner and Landlord".

49. This Lease shall not be binding upon the Owner unless and until same is approved and executed by the Owner.

50. Notwithstanding any other provisions of this lease or any rule or regulation of the building, the Tenant shall not engage any contractor to do demolition, construction or alterations or similar work in the demised premises without the Owner's written approval, which will not be unreasonably withheld.

51. It shall be the Tenants obligation to obtain ail necessary certificates and approvals from all City, State or Governmental agencies having jurisdiction thereof, and/or the New York Board of Fire Underwriters, Fire Insurance Rating Organization as to all work being performed and completed by the Tenant.

52. The Tenant agrees that prior to the commencement of alterations, the Tenant will arrange to have the contractor and /or contractors who arc to perform the alteration, obtain and deliver to the Owner and/or Owner's representative a certificate of insurance indicating that the contractor and/or contractors are insured against bodily injury and property damage, and further the contractor and/or contractors will name the Owner as additional insured without cost to the Owner.

53. Tenant shall have access to the demised premises 24 hours a day, 7 days a week throughout the term hereof.

54. It is mutually understood and agreed that provided the tenant herein is not in material or material monetary default of any of the terms, covenants, and conditions of the Lease, Tenant shall have one (1) option to extend the Term of this Lease effective 4/1/2000 upon giving to the Owner at least six (6) months prior written notice by registered or certified mail, return receipt requested of its intention to extend the term for one (1) year commencing April 1, 2000, and ending March 31, 2001. All other provision of said lease shall continue to be applicable to said extended term including the base rent.

55. Provided the Tenant is not in material or material monetary default of any of the terms, covenants, and conditions of the within lease the Tenant shall have the right of first refusal to lease the balance of the Second (2nd) Floor known as the Easterly Portion of the Second (2nd) Floor (hereinafter referred to as the "Expansion Premises"), representing approximately 4,500 square feet.



================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated March 5, 1998

between                               149 FIFTH AVENUE CORPORATION, Owner
                                      and-
                                      iVILLAGE INC. Tenant,

Westerly portion of the second floor  149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

The Tenant's Right of First Refusal to lease the "Expansion Premises" shall be in accordance with the following terms and conditions:

1.) The Tenant's Right of First Refusal to lease the "Expansion Premises" shall be applicable only to the first (1st) six (6) months of the term of this lease and pursuant to the terms of this agreement, thereafter, the Owner shall have no obligation to the Tenant under this article.

2.) Should the Owner obtain a prospective Tenant to lease the "Expansion Premises" within the six (6) month period as designated above the Owner agrees to notify the within Tenant by certified mail, return receipt requested of its intention to lease the "Expansion Premises". The Tenant must notify the Owner by certified mail, return receipt requested within fifteen (15) days of receipt of said notice stating the Tenant's intention to exercise its right to lease the "Expansion Premises".

     i.) Should the Tenant exercise its right to lease the "Expansion Premises" then the Owner agrees to lease said "Expansion Premises" at a base rental rate of $20.00 Per/Square/Foot and the Owner further agrees to paint and carpet the "Expansion Premise" in building standard pain and carpet (Not to exceed $13.75 Per/Sq/Yd installed).

     ii.) All other terms, covenants, and conditions contained in this lease shall be applicable to the lease covering the "Expansion Premise".

3.) Should the Tenant not exercise its right to lease the "Expansion Premises" or fail to notify the Owner within the fifteen (15) day period of Owner's notice as mentioned above, the Owner's obligation to the Tenant shall have been fulfilled and the Owner shall be free to lease the "Expansion Premises" to others.
     It is mutually understood and agreed that if the Easterly Portion of the second floor is leased to an entity, organization or party other than the Tenant the Owner at its sole cost and expense reserves the right to modify and create a public corridor to the passenger elevator, freight elevator and fire tower as illustrated in red on the diagram attached hereto and forming a part of this lease known as Exhibit B. In the event the Owner modifies and/or creates said public corridor, owner will do the following:

     i.) Give the Tenant 15 days notice of its intention to modify and or create said public corridor.

     ii.) Provide the Tenant with additional non-communal space as shown hatched on Exhibit B attached hereto.

56. Tenant represents that they negotiated for the within lease solely with Insignia/ Edward S. Gordon Co., Inc. as Broker and William Colavito, Inc., Managing Agent representing the Owner., and the Tenant further represents that they did not hire or enlist the aid or negotiate with any other agent or broker in connection with this lease and agrees to indemnify and hold the Owner harmless from any and all suits arising from this transaction. If any such claims are made, the Tenant herein further agrees, at its sole cost and expense to defend the Owner.

57. The Tenant herein acknowledges that they have reviewed the Certificate of Occupancy attached hereto and forming a part of this lease. It is mutually understood and agreed by both parties of interest that in the event a violation is issued because of the Tenant's use (office space) then the Owner shall have the right but not the obligation, at its sole cost and expense within ten (10) days of the issuance of said violation to hire the services of an expediter to commence the process of amending the Certificate of Occupancy to include the use of offices and to cure said violation.



================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated March 5, 1998

between                               149 FIFTH AVENUE CORPORATION, Owner
                                      and-
                                      iVILLAGE INC. Tenant,

Westerly portion of the second floor  149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

In the event the Owner elects not to amend the Certificate of Occupancy then the Tenant shall have the right but not the obligation, to amend said Certificate of Occupancy at its sole cost and expense provided the Tenant commences the process of amending the Certificate of Occupancy by hiring the services of an expediter within ten (10) days of notification by the Owners of their decision not to amend the Certificate of Occupancy which notice shall be sent to the Tenant by certified mail return receipt requested.

If both the Owner and Tenant choose not to exercise their rights to amend the Certificate of Occupancy then either party shall have the right to terminate the within lease by giving (30) days prior written notice, certified mail receipt requested, one to the other of its intention to terminate the within lease and upon the date set forth in said notice this lease shall cease, terminate and come to and end in the same manner and with the same force and effect as if such date were the original expiration date of the lease and the Tenant shall surrender complete possession of the demised premises leaving same in good broom clean order and condition.




================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

                                   Exhibit A


                                149 FIFTH AVENUE
                           SECOND FLOOR - "AS BUILT"


                                  Floor Plan

                                   Exhibit B


                                149 FIFTH AVENUE
                           SECOND FLOOR - "AS BUILT"


                                  Floor Plan

                                ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK,       ss.:
County of

     On this ______ day of ____________________, 19__, before me personally came ____________________________________ to me known, who being by me duly sworn, did depose and say that he resides in _________________________________________
that he is the __________________________ of __________________________________
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                           .....................................


INDIVIDUAL TENANT
STATE OF NEW YORK,       ss.:
County of

     On this ______ day of ____________________, 19__, before me personally came ____________________________________ to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that _____________________ he executed the same.

                                           .....................................

                  [GRAPHIC] IMPORTANT -- PLEASE READ [GRAPHIC]


                     RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                          ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the fire doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenants shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests the same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectional odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.



                       Address 149-51 Fifth Ave. thru to
                             and incl. 921-5 Broadway
                     Premises Westerly portion of 2nd Floor

================================================================================
                          149 Fifth Avenue Corporation

                                       TO

                             iVillage, Incorporated

================================================================================
                                STANDARD FORM OF

                                      Loft
                 [LOGO]                                 [LOGO]
                                      Lease

                     The Real Estate Board of New York, Inc.

                    (c) Copyright 1994. All Rights Reserved.
                  Reproduction in whole or in part prohibited.
================================================================================
                               Dated March 5, 1998

                            Rent Per Year $110,000.00
                                                  (BASE)

                            Rent Per Month $9,166.66
                                                 (BASE)


                                 Term 2 Years 1/2 Month
                                 From 3-15-1998
                                 To   3-31-2000

          Drawn by ..................................................

          Checked by ................................................

          Entered by ................................................

          Approved by ...............................................
================================================================================

                           MODIFICATION AGREEMENT

                  Agreement made this 20th day of April, 1998 by and between 149 Fifth Avenue Corporation with offices in care of William Colavito, Inc. located at 510 Madison Avenue, New York, New York 10022 (hereinafter called "Owner") and iVillage, Inc., a Delaware Corporation located at 170 Fifth Avenue, New York, New York 10010 (hereinafter called "Tenant").

                                 WITNESSETH:

                  WHEREAS, by lease in writing (hereinafter called the "Lease"), dated March 5th, 1998 made by and between the "Owner" and the "Tenant", the "Owner" leased to the "Tenant" the Westerly Portion of the Second (2nd) Floor (5,500 Sq. Ft.) in the building known as 149 Fifth Avenue a/k/a 921/25 Broadway, New York, New York 10010 (hereinafter called the "Premise") for a term of Two (2) Years and One-Half (1/2) Month commencing March 15th, 1998 and ending March 31st, 2000; and

                  WHEREAS, the "Tenant" is presently in possession of the "Premise" and

                  WHEREAS, the "Tenant" and the "Owner" have agreed to modify and supplement the "Lease";

                  NOW, THEREFORE, it is mutually agreed that effective May 1st, 1998 the "Lease" shall be and the same is hereby modified in the following respects:

A.) The "Premises" described in the "Lease" as the Westerly Portion of the Second (2nd) Floor as shown in blue on the plan attached to and forming a part of the "Lease" (5,500 Sq. Ft.) shall be deleted and in its stead shall read the Entire Second (2nd) Floor, (10,000 Sq. Ft.) as indicated on the plan attached to and forming a part of this Modification Agreement.

B.) The annual rental rate of One Hundred Ten Thousand ($110,000.00) Dollars ($9,1666.66 Per/Month) referenced in the "Lease" shall be deleted and in its stead shall read at an annual rental rate of Two Hundred Thousand
($200,000.00) Dollars ($16,666.67 Per/Month).

C.) Article 32 - Security

    On the signing of this Modification Agreement the Tenant deposits with the Owner an additional $15,000.00 as lease security making the total lease security on deposit with the Owner the sum of $33,333.33.

D.) Owner agrees that the Tenant, at its sole cost and expense may increase the existing electrical service to the Second (2nd) Floor provided such additional service does not exceed 200 Amps.

    The "Lease" and this Modification Agreement are hereby ratified and confirmed in all respects.

    Neither the "Lease" nor this "Modification" can be changed, supplemented, or terminated orally. There are no oral agreements or understandings between the parties hereto and the

Tenant further acknowledges that neither the Owner nor any representative of the Owner has made any oral representations, warranties, or promises to the Tenant of any kind, nature, or description.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED AND DELIVERED THIS AGREEMENT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

WITNESS:                                  WILLIAM COLAVITO, INC. AGENT FOR
                                          149 FIFTH AVENUE CORPORATION

 [illegible]                              BY: /s/ Steven T. Colavito
-------------------------------              -----------------------------------
                                             Steven T. Colavito - Vice President

                                          iVillage, Inc.

/s/ Aimee Feuer                           BY: /s/ Steve Elkes
-------------------------------              -----------------------------------
                                             Steve Elkes - VP Finance/Legal

================================================================================
                           STANDARD FORM OF LOFT LEASE
                     The Real Estate Board on New York, Inc.
================================================================================

Agreement of Lease, made as of this 30th day of June 1998, between 149 FIFTH AVENUE CORPORATION, a New York Corporation with offices c/o William Colavito, Inc., 510 Madison Avenue, New York, NY 10022 party of the first part, hereinafter referred to as OWNER, and iVILLAGE, INCORPORATED a Delaware Corporation, with offices at 170 Fifth Avenue NY, NY 10010 party of the second part, hereinafter referred to as TENANT,

Witnesseth:     Owner hereby leases to Tenant and Tenant hereby hires from Owner
                The Entire Fifth (5th) Floor


in the building known as 149 Fifth Avenue thru to and including 921-5 in the Borough of Manhattan, City of New York, for the term of TWO (2) YEARS

(or until such term shall sooner cease and expire as hereinafter provided) to commence on the 1st day of July nineteen hundred and Ninety-Eight, and to end on the 30th day of June TWO THOUSAND both dates inclusive, at an annual rental rate of TWO HUNDRED THOUSAND ($200,000.00) DOLLARS which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner on such or such place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first __ monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executor, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent Occupancy

1. Tenant shall pay the rent as above and as hereinafter provided.

2. Tenant shall use and occupy demised premises for offices for it's internet & web site business.

provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.


Alterations:

3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent not to be unreasonably withheld or delayed. Subject to prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as necessary and as Owner may require reasonably. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner. Tenant shall immediately and and at its expense, taking into regard ordinary wear and tear repair and restore the premises to the condition existing prior to installation and repair any material damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities and the windows and window frames and, the fixutres and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-strucutural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefore. If the demised premises be or become infested with vermin as a direct result of action or inaction by tenant. Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence and with best efforts, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid not attributable to ordinary wear and tear. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any non-material failure of Owner to comply with the covenants of this or any other article of this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of any action for damages for breach of contract. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's solo cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local govenments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will substatially increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or any any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. Tenant shall be entitled to conduct an independent audit to determine an increase in Owner's insurance rate, proposed increase, if any, and if the audit reveals less than owner's proposed increase, Tenant's independent audit rate shall apply to said increase, if any. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may reasonably request.

Tenant's Liability Insurance Property Loss, Damage, Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If, at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's'own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent as applicable until such repair shall be completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.
(c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to resote the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of the lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (c) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtunances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.

Eminent Domain:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's award.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance not to be unreasonably withheld or delayed. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case my be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall no exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The reasonable change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. However, the Owner agrees to make its best effort to expedite such work and perform same in a diligent and unobtrusive manner. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the demised premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the demised premises. Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided best efforts are exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may upon prior notice to Tenant enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, and such act shall have no effect on this lease or Tenant's obligation hereunder.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit. See Art. 57.

Bankruptcy:

16: (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by either party by sending of a written notice to the other party within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming as the debtor, or (2) the making by the other party of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease. (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the period for shich such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or fule of law in effect at the time when, and governing the procedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted" or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen
(15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced during such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five
(5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided. (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption:

18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as reasonable attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach by Tenant of any of the covenants or provisions hereof, Owner may have the right of injuction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity.

Fees and Expenses:

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after reasonable notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, make any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's fees, in instituting, prosecuting or defending any action or proceedings, and prevails in any such action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituing an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may reasonably deem necessary for the security of the building and its occupants. However, the Owner agrees to make it's best efforts to expedite such work and perform same in a diligent and unobtrusive manner.

No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understanding and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreemnt is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liaiblity for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemd to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

26. Waiver of Trial by Jury:

   (Text Omitted)

   Inability to Perform:

27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes Owner may install a water meter and thereby measure other Tenant's water consumption for all reasonably and proportionately purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, leevy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as additional rent, on the first day of each month, % ($ ) of the total meter charges as Tenant's portion. Independently of an in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, due to Tenant's tenancy or use of the demised premises Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sume of $___, on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

31. As long as Tenant is not in material or material monetary default under any of the covenants of this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) and have at least one (1) passenger elevator in service at all other times if freight elevator service is provided, same shall be provided only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. and on Saturdays from 8 a.m. to 1 p.m.; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or Corporation approved by Owner. Tenant shall pay to Owner the cost of reasonable removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount such bills shall be deemed to be, and be paid as, additional rent. Tenant shall, however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder.

Security:

32. Tenant has deposited with Owner the sum of $33,333.34 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any material rent and additional rent or any other sums to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default with respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant within fourteen (14) days after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of the sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent or any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments' and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation-Shoring:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faith fully, and comply with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of any additional Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Glass:

37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant within thirty (30) days of receipt of such amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

38. Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Directory Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

----------
>Space to be filled in or deleted.

ATTACHED hereto is Rider containing Articles No. 41 to 56 incl., which are incorporated with a made part of this lease.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                          WILLIAM COLAVITO, INC. AAF
Witness for Owner:                        149 FIFTH AVENUE CORPORATION
                                                                   (CORP. SEAL)

/s/ ILLEGIBLE                             BY: /s/ STEVEN T. COLAVITO     [L.S.]
------------------------------                ---------------------------
                                              Steven T. Colavito, Vice President

Witness for Tenant                        iVILLAGE, INC.
                                                                   (CORP. SEAL)
/s/ Aimee Feuer                             BY: /s/ Steve Elkes          [L.S.]
------------------------------                ---------------------------
                                              Please print name & title

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated JUNE 30, 1998

between                            149 FIFTH AVENUE CORPORATION, Owner
                                   and-
                                   iVILLAGE INC. Tenant,

Entire 5th floor          149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

41. It is mutually understood and agreed that Tenant herein will obtain its electricity for the demised premises through the presently existing wiring and equipment servicing the demised premises, either on a "submetering" basis or on a "rent inclusion" basis. Initially, the parties agree, electricity distribution shall be on a "submetering" basis, utilizing existing submeter(s) serving the Floor, however if for any reason beyond the Owner's control, including action by government or other authority asserting jurisdiction over the matter tenant can no longer obtain its electricity supply on a "submetering" basis, then and in such events Owner will redistribute to Tenant the electricity for the demised premises, on a "rent inclusion" basis, as hereinafter provided for in this article.

(A) Submetering: If and so long as Landlord provides electricity to the demised premises on a submetering basis, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at Landlord's Cost (as hereinafter defined), for Tenant's submetered electricity consumption plus 10% thereof. Where more than one meter measures the service of Tenant in the Building, the KWHR and the KW recorded by each meter shall be added, and billed as if billed from a single meter. Bills therefor shall be rendered at such time as Landlord may elect and the amount, as computed from a meter or meters and determined by Landlord's electrical consultant, in accordance with this Article, shall be deemed to be, and be paid as, additional rent.

Landlord's Cost for such redistributed electricity shall be equal to Landlord's Cost Rates (as hereinafter defined) for the relevant billing period multiplied by Tenant's electricity consumption (i.e., energy and demand) based on the meter readings as herein provided.

(B) Landlord's Cost Rates Shall be determined as follows:

Landlord's Electricity Consumption Cost", (Landlords' cost per KWHR) for any given Utility Billing Period, shall mean the amount arrived at by dividing (i) Landlord's KWHR cost, as indicated on the applicable utility bill (inclusive of any taxes. including any taxes included in the computation of said utility bill) for Landlord's Electricity Consumption for said Utility Billing Period, inclusive of any fuel adjustments or rate adjustments contained in said utility bill allocable to Landlord's Electricity Consumption (provided that same have not been included in the computation of Landlord's Electricity Demand Cost), by
(ii) Landlord's Electricity Consumption as indicated on said bill.

"Landlord's Electricity Demand Cost", (Landlord's cost per KW) for any given Utility Billing Period, shall mean the amount arrived at by dividing (i) Landlord's KW cost, as indicated on the applicable utility bill (inclusive of any taxes, including any taxes included in the computation of said utility bill) for Landlord's Electricity Demand for said Utility Billing Period, inclusive of any rate adjustments contained in said utility bill allocable to Landlord's Electricity Demand (provided that same have not been included in the computation of Landlord's Electricity Consumption cost), by (ii) Landlord's Electricity Demand as indicated on said bill. For purposes of determining Landlord's Electricity Consumption Cost and Landlord's Electricity Demand Cost, each amount appearing on any utility bill for demand, energy, fuel or rate adjustments shall be taken into account (where it cannot be determined from the utility bill whether such amount related to consumption or to demand, it shall be deemed to relate to demand).

"Utility Billing Period" shall mean the respective period of electricity consumption and demand for which Landlord is charged on each successive bill from the utility company furnishing electricity to the Building.


For purposes of this Article, the following terms shall have the following meanings:

================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated JUNE 30, 1998

between                            149 FIFTH AVENUE CORPORATION, Owner
                                   and-
                                   iVILLAGE INC. Tenant,

Entire 5th floor          149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

     "Landlord's Electricity Consumption", for any given Utility Billing Period, shall mean the number of kilowatt hours of electricity consumed in and for the Building (including common areas, tenantable areas and mechanical areas) during said Utility Billing Period, as indicated on the applicable utility bill.

"Landlord's Electricity Demand", for any given Utility Billing Period, shall mean the number of kilowatts of electricity demanded in and for the Building (including common areas, tenantable areas and mechanical areas) during said Utility Billing Periods, as indicated on the applicable utility bill.

C) Rent inclusion If and so long as Landlord provides electricity to the demised premises on a rent inclusion basis, Tenant agrees;

     1 The fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor ("ERIF"), as hereinafter defined. Tenant acknowledges and agrees (i) that the fixed annual rents hereinabove set forth in this lease do not yet but are to include an ERIF to compensate Landlord for electrical wiring and other installations necessary for, and for its obtaining and making available to tenant, the redistribution of, electric current as an additional service; and (ii) that such ERIF, which is a potion of the fixed annual rent, shall be subject to periodic adjustments as herein provided..

     2. The ERIF shall be based on a survey of Tenant's consumption of redistributed electricity, made as hereinafter provided, and shall be equal to a sum equal to Landlord's cost ("Landlord's Cost") for such electricity, plus ten percent (10%) thereof. (Landlords Cost for such redistributed electricity shall be equal to Landlord's Cost Rates (as hereinabove defined) for the relevant billing period (s) multiplied by Tenant's electricity consumption (i.e. ., energy and demand) based on the most recent survey thereof, all as hereinafter provided.) If after the start of the relevant billing period, the cost to Landlord of electricity shall be increased or decreased, by change in Landlord's electric rates or service classifications, or by electricity charges, including changes to in market prices, or by changes in fuel adjustments, or by taxes or charges of any kind imposed on Landlord's electricity purchases, or on Landlord's electricity redistribution, then the ERIF, based on the most recent survey, shall be redetermined, effective as of the date of such change in rates, etc., by Landlord's electrical consultant, in accordance with the provisions hereof.

     3. The parties agree that a reputable, independent electrical consultant, mutually selected by Landlord and Tenant ("electrical consultant") shall by survey determine an estimate of Tenant's demand and energy in order to calculate the ERIF in accordance with this article, and that electrical consultant shall from time to time make surveys in the demised premises of the electrical equipment and fixtures and the use of current in and for such space. The ERIF portion of the fixed annual rent shall then be appropriately adjusted, effective as of the date of each said survey, and in accordance with the provisions hereof.

     Pending the results of the first survey and determination to be made by Landlord's consultant, as herein provided, Tenant shall pay to Landlord a temporary ERIF at the rate of $2.50 per rentable square foot per year (which temporary charge shall thereafter be adjusted by survey and computations as hereinafter provided), for any portion of the demised premises receiving electricity on a rent inclusion basis. Said temporary payments shall be adjusted between Landlord and Tenant, by appropriate payments thereafter or by rent credits, retroactive to Tenant's commencement of being provided electricity on a rent inclusion basis, Landlord will cause such a survey and determination to be made of the electricity consumption in and for said space : the initial survey's ERIF shall be payable from the date of the start of rent inclusion thereunder. Thereafter, the ERIF shall be adjusted in accordance with surveys and determinations by Landlord's electrical consultant, retroactive to the date of such survey subsequent to the initial survey of the demised premises.

================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ Steve Elkes
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated JUNE 30, 1998

between                            149 FIFTH AVENUE CORPORATION, Owner
                                   and-
                                   iVILLAGE INC. Tenant,

Entire 5th floor          149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

     The parties understand and agree that in any survey of Tenant's electricity consumption in and for the demised premises, the consultant's survey results shall be calculated to reflect a proper demand (diversity) factor.

42. SORTING AND SEPARATION OF REFUSE AND TRASH

(1) Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal, municipal, and local governments, departments, commissions, and boards regarding the collection, sorting, separation, and recycling of waste products, garbage, refuse, and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse, and trash shall be placed in separate receptacles reasonably approved by the Owner. Such separate receptacles may, at the Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law.

(2) The Owner reserves the right to refuse to collect or accept from Tenant any waste products, garbage, refuse, or trash that is not reasonably separated and sorted as required by law, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor reasonably satisfactory to the Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on the Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Article, and at Tenant's sole cost and expense, shall indemnify, defend, and hold the Owner harmless (including legal fees and expenses) from and against any actions, claims, and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to the Owner.

43. The Owner shall in no event be responsible for the maintenance or upkeep of any existing installation in the demised premises and/or any installation to be made by the Tenant in the demised premises, except for otherwise provided for herein.

44. The Tenant has examined the demised premises, knows its physical condition, and agrees to accept same "as is"., except the owner shall, at its sole cost and expense do the following work:

1.] Paint the demised premise ( Excluding the ceiling), and bathrooms in a building standard color and manner.

2.]  Shampoo the existing carpet throughout the premises.

3.] Deliver the three (3) existing finished bathrooms in good working order and repair any broken bathroom fixtures. thereafter the maintenance and upkeep of the bathroom shall be the Tenant's responsibility

4.] Deliver the existing air conditioning unit, in good working order and the Owner shall maintain same at its sole cost and expense throughout the term of this lease.

45. In the event that any monthly installment of rent, or any other payment required to be made by Tenant under this Lease shall be overdue, on the tenth
(10th) day a late charge of two cents ($0.02) for each dollar so overdue may be charged by the Owner for each month, or fraction of each month, from its due date until paid, for the purpose of defraying the expense (exclusive of legal costs) incurred in handling delinquent payments.

46. (a) Tenant covenants and agrees that it will indemnify and save the Owner free and harmless from and against any and all claims, liability, loss or damage, whether for injury to persons or loss of life or damage to property arising out of Tenant's use or occupancy of the demised premises during the term of this Lease caused by or arising out of Tenant's negligence only. Tenant further covenants and agrees that throughout the term of this Lease, it will carry general public liability insurance for the benefit of the Owner, Owner's Agent and Tenant in single limits of $1,000,000.00.


================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ ILLEGIBLE
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated JUNE 30, 1998

between                            149 FIFTH AVENUE CORPORATION, Owner
                                   and-
                                   iVILLAGE INC. Tenant,

Entire 5th floor          149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

     (b) All policies of insurance provided for herein, or certificates, thereof, shall be delivered to the Owner forthwith upon issuance and at least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to the Owner from time to time throughout the Lease term, new policies or certificates of insurance in renewal or replacement thereof, all at Tenant's own cost and expense. If the Tenant shall fail to obtain and deliver such policies and renewals or certificates thereof to the Owner, after fifteen (15) business days notice in writing by the Owner and/or its agent to the Tenant, Owner may procure such insurance and collect from the Tenant the amount of any premiums paid therefor as additional rent payable upon demand.

     (c) The Owner shall at no time be responsible for the payment of any insurance premiums on any of the above-mentioned policies and it shall be so stated in any certificates of insurance supplied to the Owner.

47. The Tenant herein has been made aware that the Building is included within the boundaries of the Ladies Mile Historic District, and therefore any alteration or work requiring a Building Department Permit, whether exterior or interior, must receive a Landmark Permit before the Building Department Permit can be issued. The Tenant herein agrees to obtain said permit at its sole cost and expense and Landlord agrees to cooperate with Tenant in connection therewith.

48. Wherever the word "Landlord" shall appear in this Lease, it shall mean "Owner and Landlord".

49. This Lease shall not be binding upon the Owner unless and until same is approved and executed by the Owner.

50. Notwithstanding any other provisions of this lease or any rule or regulation of the building, the Tenant shall not engage any contractor to do demolition, construction or alterations or similar work in the demised premises without the Owner's written approval, which will not be unreasonably withheld.

51. It shall be the Tenants obligation to obtain all necessary certificates and approvals from all City, State or Governmental agencies having jurisdiction thereof, and/or the New York Board of Fire Underwriters, Fire Insurance Rating Organization as to all work being performed and completed by the Tenant.

52. The Tenant agrees that prior to the commencement of alterations, the Tenant will arrange to have the contractor and/or contractors who are to perform the alteration, obtain and deliver to the Owner and/or Owner's representative a certificate of insurance indicating that the contractor and/or contractors are insured against bodily injury and property damage, and further the contractor and/or contractors will name the Owner as additional insured without cost to the Owner.

53. Tenant shall have access to the demised premises 24 hours a day, 7 days a week throughout the term hereof.

54. It is mutually understood and agreed that provided the tenant herein is not in material or material monetary default of any of the terms, covenants, and conditions of the Lease, Tenant shall have one (1) option to extend the Term of this Lease effective 7/1/2000 upon giving to the Owner at least six (6) months prior written notice by registered or certified mail, return receipt requested of its intention to extend the term for one (1) year commencing July 1, 2000, and ending June 30, 2001. All other provision of said lease shall continue to be applicable to said extended term including the base rent.

55. Tenant represents that they negotiated for the within lease solely with Insignia/Edward S. Gordon Co., Inc. as Broker and William Colavito, Inc., Managing Agent representing the Owner., and the Tenant further represents that they did not hire or enlist the aid or negotiate with any other agent or broker in connection with this lease, and agrees to indemnify and hold the Owner

================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ ILLEGIBLE
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL CLAUSES attached to and forming a part of lease dated JUNE 30, 1998

between                            149 FIFTH AVENUE CORPORATION, Owner
                                   and-
                                   iVILLAGE INC. Tenant,

Entire 5th floor          149 FIFTH AVENUE, NEW YORK
--------------------------------------------------------------------------------

harmless from any and all suits arising from this transaction. If any such claims are made, the Tenant herein further agrees, at its sole cost and expense to defend the Owner.

56. The Tenant herein acknowledges that they have reviewed the Certificate of Occupancy attached hereto and forming a part of this lease. It is mutually understood and agreed by both parties of interest that in the event a violation is issued because of the Tenant's use (office space) then the Owner shall have the right but not the obligation, at its sole cost and expense within ten (10) days of the issuance of said violation to hire the services of an expediter to commence the process of amending the Certificate of Occupancy to include the use of offices and to cure said violation.

In the event the Owner elects not to amend the Certificate of Occupancy then the Tenant shall have the right but not the obligation, to amend said Certificate of Occupancy at its sole cost and expense provided the Tenant commences the process of amending the Certificate of Occupancy by hiring the services of an expediter within ten (10) days of notification by the Owners of their decision not to amend the Certificate of Occupancy which notice shall be sent to the Tenant by certified mail return receipt requested.

If both the Owner and Tenant choose not to exercise their rights to amend the Certificate of Occupancy then either party shall have the right to terminate the within lease by giving thirty (30) days prior written notice, certified mail return receipt requested, one to the other of its intention to terminate the within lease and upon the date set forth in said notice this lease shall cease, terminate and come to an end in the same manner and with the same force and effect as if such date were the original expiration date of the lease and the Tenant shall surrender complete possession of the demised premises leaving same in good broom clean order and condition.

================================================================================
                     TO BE SIGNED BY THE LANDLORD AND TENANT
================================================================================

LANDLORD                                    TENANT
WILLIAM COLAVITO, INC., AS AGENT FOR        IVILLAGE, INC.
149 FIFTH AVENUE CORPORATION

BY: /s/ Steven T. Colavito                  BY: /s/ ILLEGIBLE
    --------------------------------            ----------------------------
    Steven T. Colavito, Vice President
--------------------------------------------------------------------------------

                                ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK,       ss.:
County of

     On this ______ day of ____________________, 19__, before me personally came ____________________________________ to me known, who being by me duly sworn, did depose and say that he resides in _________________________________________
that he is the __________________________ of __________________________________
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                           .....................................


INDIVIDUAL TENANT
STATE OF NEW YORK,       ss.:
County of

     On this ______ day of ____________________, 19__, before me personally came ____________________________________ to me known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that _____________________ he executed the same.

                                           .....................................

                  [GRAPHIC] IMPORTANT -- PLEASE READ [GRAPHIC]


                     RULES AND REGULATIONS ATTACHED TO AND
                          MADE A PART OF THIS LEASE IN
                          ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purpose other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances in to any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of the Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the fire doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenants shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner, Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests the same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectional odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.



                       Address 149-51 Fifth Ave. thru to
                             and incl. 921-5 Broadway
                           Premises Entire 5th Floor

================================================================================
                          149 FIFTH AVENUE CORPORATION

                                       TO

                             iVILLAGE, INCORPORATED

================================================================================
                                STANDARD FORM OF

                                      Loft
                 [LOGO]                                 [LOGO]
                                      Lease

                     The Real Estate Board of New York, Inc.

                    (c) Copyright 1994. All Rights Reserved.
                  Reproduction in whole or in part prohibited.
================================================================================
                              Dated June 30, 1998

                        Rent Per Year $200,000.00 (BASE)

                        Rent Per Month $16,666.67 (BASE)


                                 Term 2 Years
                                 From 7-01-1998
                                 To   6-30-2000

          Drawn by ..................................................

          Checked by ................................................

          Entered by ................................................

          Approved by ...............................................
================================================================================




   WILLIAM COLAVITO
         INC.
  510 MADISON AVENUE                                     TENANT'S COPY
CORNER E. 53rd STREET
 NEW YORK, N.Y. 10022

                             MODIFICATION AGREEMENT

     Agreement made this 8th day of July, 1998 by and between 149 Fifth Avenue Corporation with offices in care of William Colavito, Inc. located at 510 Madison Avenue New York, N.Y. 10022 (hereinafter called "Owner") and iVillage, Inc., a Deleware Corporation located at 170 Fifth Avenue New York, N.Y. 10010 (hereinafter called "Tenant").

                                   WITNESSETH:

     WHEREAS, by lease in writing (hereinafter called the "Lease"), dated March 5th, 1998 made by and between the "Owner" and the "Tenant", as affected by Modification Agreement dated April 20th, 1998 the "Owner" leased to the
"Tenant" the Entire Second (2nd) Floor (10,000 Sq. Ft.) in the building known as 149 Fifth Avenue a/k/a 921/25 Broadway New York, N.Y. 10010 (hereinafter called the "Premise") for a term of Two (2) Years And One-Half (1/2) Month commencing March 15th, 1998 and ending March 31st, 2000; and

     WHEREAS, the "Tenant" is presently in possession of the "Premise" and

     WHEREAS, the "Tenant" and the "Owner" have agreed to modify and supplement the "Lease";

     NOW, THEREFORE, it is mutually agreed that effective as of the date first above written the "Lease" shall be and the same is hereby modified in the following respects:

A.) The term of the "Lease" shall be extended for a Three (3) Month Period with a new expiration date of June 3 0th, 2000.

B.) Article #54 of the "Lease" shall be deleted and in its stead the following article is inserted:

     "54. It is mutually understood and agreed that provided the Tenant herein is not in material or material monetary default of any of the terms, covenants, and conditions of the Lease the Tenant shall have one (1) option to extend the term of this lease effective July 1st, 2000 upon giving to the Owner at least six (6) months prior written notice by registered or certified mail, return receipt requested of its intention to extend the term for one (1) year commencing July 1st, 2000 and ending June 30th, 2001. All other provisions of said lease shall continue to be applicable to said extended term including the base rent"

     The "Lease" and this Modification Agreement are hereby ratified and confirmed in all respects.

     Neither the "Lease" nor this "Modification Agreement" can be changed, supplemented, or terminated orally. There are no oral agreements or understandings between the parties hereto and the Tenant further acknowledges that neither the Owner nor any representative of the Owner has made any oral representations, warranties, or promises to the Tenant of any kind, nature, or description.

                                      (1)

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED AND DELIVERED THIS AGREEMENT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


WITNESS:
                                          WILLIAM COLAVITO, INC. AGENT FOR
                                          149 FIFTH AVENUE CORPORATION



                                          BY:
-------------------                          -----------------------------------
                                             Steven T. Colavito - Vice President


                                             iVillage, Inc.

                                          BY: /s/ Steve Elkes
-------------------                          -----------------------------------
                                             Steve Elkes - VP Finance/Legal



                                       (2)